UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2010

THE FIRST OF LONG ISLAND CORPORATION
(Exact name of Registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	0-12220 (Commission File Number)	11-2672906 (I.R.S. Employer Identification No.)

10 Glen Head Road, Glen Head, NY 11545
(Address of principal executive offices)

(516) 671-4900
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On July 14, 2010, The First of Long Island Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as sole managing underwriter, to issue and sell 1,250,000 shares of the Company’s common stock at a public offering price of $24.00 per share in an underwritten public offering (the “Offering”).  As part of the Offering, the Company granted the underwriter a 30-day option to purchase up to an additional 187,500 shares of common stock to cover over-allotments, if any.  The underwriting discounts and commissions were $1.32 per share. The net proceeds of the Offering, after underwriting discounts and expenses, and without exercise of the underwriter’s over-allotment option, will be approximately $28.0 million.

The Underwriting Agreement contains customary representations, warranties and covenants between the Company and the underwriter as of the date of the Underwriting Agreement.  These representations, warranties and covenants are not factual information to investors about the Company.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.  This description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit.

Pursuant to the Underwriting Agreement, the Company and the directors and executive officers of the Company entered into agreements providing for a 90-day “lock-up” period with respect to sales of common stock, subject to certain exceptions.

The shares of common stock were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-167692) declared effective by the Securities and Exchange Commission on July 2, 2010 (the “Registration Statement”). The offer and sale of the shares are described in the Company’s prospectus, constituting a part of the Registration Statement, as supplemented by a final prospectus supplement dated July 14, 2010.

Item 8.01.	Other Events

On July 14, 2010, the Company issued a press release announcing the pricing of the public offering, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Shell company transactions: None

(d) Exhibits:

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement dated as of July 14, 2010

Exhibit 99.1	Press Release dated July 14, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST OF LONG ISLAND CORPORATION
(Registrant)

Date: July 15, 2010	By: /s/ Mark D. Curtis
Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)

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